UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2005

Stratasys, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13400	36-3658792
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14950 Martin Drive, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 937-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 27, 2005, Stratasys, Inc. (the “Company”) announced its financial results for the third quarter ended September 30, 2005.

A copy of this press release is attached hereto as Exhibit 99.1

Item 8.01 Other Events

On October 27, 2005, the Company also announced that its Board of Directors has authorized the Company to repurchase up to $20,000,000 of its common stock. This repurchase authorization supersedes the Company’s prior authorization to repurchase up to $10,000,000 of its common stock.

A copy of this press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Stratasys, Inc. on October 27, 2005, regarding financial results for the third quarter ended September 30, 2005.

99.2	Press Release issued by Stratasys, Inc. on October 27, 2005, regarding share repurchase authorization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATASYS, INC. (Registrant)

Date: October 27, 2005	By:	/s/ Robert F. Gallagher
Robert F. Gallagher
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Stratasys, Inc. on October 27, 2005, regarding financial results for the third quarter ended September 30, 2005.

99.2	Press Release issued by Stratasys, Inc. on October 27, 2005, regarding share repurchase authorization.